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                                                     Fortis international stock
                                                     funds annual report
                                                     October 31, 1999




                                                          FORTIS FINANCIAL GROUP

                                 [GRAPHIC]

FORTIS WORLDWIDE PORTFOLIOS, INC. ANNUAL REPORT

  CONTENTS

  LETTER TO SHAREHOLDERS                   1

  SCHEDULES OF INVESTMENTS
     GLOBAL GROWTH PORTFOLIO               5
     INTERNATIONAL EQUITY
       PORTFOLIO                           8

  STATEMENTS OF ASSETS AND
    LIABILITIES                           12

  STATEMENTS OF OPERATIONS                13

  STATEMENTS OF CHANGES IN NET
    ASSETS
     GLOBAL GROWTH PORTFOLIO              14
     INTERNATIONAL EQUITY
       PORTFOLIO                          15

  NOTES TO FINANCIAL STATEMENTS           16

  INDEPENDENT AUDITORS' REPORT            22

  BOARD OF DIRECTORS AND OFFICERS         23

  OTHER PRODUCTS AND SERVICES             24

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TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of each fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts following the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 1999

                                              CLASS A    CLASS B    CLASS C    CLASS H
                                              --------   --------   --------   --------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year.........................  $23.18     $22.54     $22.55     $22.54
  End of year...............................  $31.23     $30.13     $30.19     $30.14
TOTAL RETURN*                                  34.73%     33.67%     33.88%     33.72%

INTERNATIONAL EQUITY PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year.........................  $10.36     $10.33     $10.32     $10.32
  End of year...............................  $17.14     $17.05     $17.05     $17.03
TOTAL RETURN*                                  66.90%     65.56%     65.72%     65.53%
DISTRIBUTIONS PER SHARE:
  From net investment income................  $0.097     $0.034     $0.034     $0.034

  * These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS WORLDWIDE PORTFOLIOS

DEAR SHAREHOLDER,

Thank you for choosing the Fortis Global Growth Portfolio and Fortis International Equity Portfolio to help achieve your financial goals. The Fortis Global Growth Portfolio seeks growth opportunities anywhere in the world, including the United States. The Fortis International Equity Portfolio primarily invests in companies domiciled outside of the United States.

During the twelve month period ended October 31, 1999, the Fortis Global Growth Portfolio had a total return of 34.7% for Class A shares before sales charge, which compared to a total return of 25.3% for the Morgan Stanley Capital International World Index (MSCI). Over the same timeframe, the Fortis International Equity Portfolio had a total return of 66.9% for Class A shares before sales charge compared to a total return of 23.3% for the MSCI EAFE Index (Europe, Australia, Far East). The improved performance is related to a number of factors, including the rebound of the Japanese stock market and a broadening of participation in the U.S. market for growth oriented companies. An improved global economic outlook over the past year has helped investors gain confidence in foreign markets. We expect this trend to continue into the year 2000 as the world economy is expected to grow at an above average rate.

The Fortis Global Growth Portfolio has traditionally focused on growth companies located anywhere in the world. Our goal has been to expose investors to the world's best positioned and best managed growth companies. Currently the portfolio is well diversified with 91 individual holdings in 18 nations. Foreign holdings represented 56.2% of total net assets; holdings in the United States represented 38.0%. The outperformance of the portfolio last year versus the MSCI Index was due in part to its overweight position in Japan and its relatively heavy exposure to high growth segments of the world's economy.

The Fortis International Equity Portfolio has significantly outperformed the EAFE Index, which is the traditional representation of non-North American equity markets. The portfolio's outperformance is due to a substantial overweighting in the Japanese stock market and a significant exposure to companies in growth niches in Japan, Europe, and the United Kingdom. At fiscal year end, the Fortis International Equity Portfolio's asset mix was: Japan 27.2%, Europe 32.4%, United Kingdom 7.5%, and Emerging Markets 5.5%. The portfolio's aim is to provide investors with an international portfolio that is highly diversified in all major economic and investment segments. These include "Blue Chip" investments, growth companies, restructuring situations, and value oriented investments.

GLOBAL ECONOMY

The outlook for the world's economy has improved quite dramatically relative to a year ago. We are presently in a synchronized global economic recovery. Countries which have been in recessions over the past several years such as Japan, Germany, France, and Korea are now demonstrating positive economic growth. This represents the first time since 1994 when all of the world's major economies were demonstrating growth. The global recovery has encouraged investors to broaden their investment portfolios into areas which have been neglected in recent years. Areas such as commodities, energy, emerging markets, mid-size and smaller growth companies have participated in the global equity rally. A healthy global economy is being led by the United States. The recovery of Asia and Japan, and the pick-up in growth of most European nations is leading to the improved global economic outlook. This improvement will likely continue for some time as global inflationary pressures are still limited. The recent increases in interest rates in Europe, the United Kingdom, the United States, and Australia should temper any inflationary build-up in the world's economy. The biggest risk facing the financial markets would be too strong of a synchronized global recovery in the year 2000. This could force the world's central banks to raise interest rates further in an attempt to slow down economic activity.

One year ago, the central banks around the world were reducing interest rates in an attempt to stimulate the world's economy. These numerous interest rate cuts have worked, as evidenced by the strong recoveries in Southeast Asia and Japan. The improved economic outlook in Europe and Asia could lead to a greater focus on these major markets. Globally, there is still excess capacity in certain industries which should help keep inflationary pressures to a minimum. However, the monetary authorities are keeping a close watch on inflation as there are some signs of tightening labor markets in the United States, and certain other nations. The world's currency markets continue, as always, to be volatile. The recent strength of the Japanese yen relative to the U. S. Dollar is a reflection of an improving Japanese economy and the strong liquidity flows into Japan. Overall, the world economy should grow at a healthy rate in the year 2000 with inflation an issue, but not a serious threat.

GLOBAL EQUITY MARKETS

The outlook for the world's equity markets has improved dramatically since one year ago. The primary reason for the improved outlook is the re-acceleration of economic activity in Europe, Japan, and Southeast Asia. Over the past several years, most of the world's overseas economies have dramatically lagged the growth of the United States. This is now beginning to reverse. Economic strength in the non-U.S. economies should result in increased investment in these overseas stock markets. The strengthening currencies in Southeast Asia and Japan have further encouraged foreign investors into these stock markets. Other major factors influencing future investments will be a continuation of the trend towards corporate restructurings in Europe and Japan. A number of Japanese companies have announced major corporate restructurings over the past several months. This is a major change from the past. Corporate Japan is beginning to embrace a more Western model of capitalism. This will refocus Japanese management on return on investment and shareholder value. Should this restructuring trend continue to gain momentum, foreign investors will likely continue to focus their attention in Japan. Another important factor which has dominated the global equity markets in recent months has been a significant pick-up in merger and acquisition activity. A number of "mega mergers" have taken place in various industries including energy, health care, telecommunications, chemicals, and financial services. This trend towards larger mergers is an attempt to reduce operating costs and develop a global presence. We expect the merger trend to continue as long as the financial markets remain strong.

Global investors, in recent months, have increased their appetite for investments in medium sized and smaller companies in most major equity markets. This broadening of participation is a positive factor, however not all stock market segments have participated equally. Technology related companies have been the primary beneficiaries thus far. An improved economic outlook, particularly in Southeast Asia, has been an important variable. Larger blue chip type companies will also prosper in this environment if they are able to demonstrate steady growth. The relatively high valuation levels for both blue chip investments and companies with well above average growth prospects may persist if inflation is maintained at acceptable levels.

The Y2K issue has been well documented. We are confident that no lasting serious disruptions will take place. We do anticipate some problems in certain areas of the world's economies. These problems will most likely take place in specific companies which have not properly prepared for the

Y2K changeover. It is impossible to predict where these problems will occur; however, they will most likely be temporary in nature. These Y2K issues are serious but are not unresolvable. A diversified portfolio of well-managed companies is the best protection against the uncertainty created by the Y2K issue.

EUROPE

Over the past several years, many international equity portfolios were substantially overweight in the European stock markets. This was due primarily to a lack of viable alternatives as Japan and the emerging regions were experiencing fairly severe recessions. The outlook for the European economies has improved somewhat over the past several months. Improved economies in the United States, Japan, and Southeast Asia are helping European exports. Corporate restructurings and significant merger activity have also focused investors on certain segments of the European economy. Our focus in Europe has been on industries with above average growth prospects such as telecommunications, cellular phone manufacturing and health care.

JAPAN

The Japanese equity market has performed strongly in the past year due to the perception that the Japanese economy is in a bottoming process. Numerous Japanese companies have announced major corporate restructuring plans which are intended to reduce costs and improve returns on investment. This has attracted foreign investors into the Japanese stock market. The significant changes occurring in Japan will have major repercussions. The key, however, to Japan's ability to turn its economy around will be a restructuring of its banking system. The government of Japan has taken major steps to improve the economy. These have included significant fiscal stimulation, financial restructuring of the banking industry, substantial individual and corporate tax cuts, tax credits for housing, and an extremely low interest rate environment. These stimulative policies should help stabilize the economy over the next several years. Overall, we continue to feel that Japan has tremendous potential as an investment area as long as the corporate restructurings continue to move forward. Our focus in Japan has been on companies with restructuring efforts and those involved in the explosive growth areas of the "new economy" such as cellular phones, telecommunications, and semiconductor capital equipment.

UNITED STATES

Over the past several years, the equity market in the United States has outperformed its major counterparts. Weak foreign economies and a strong U.S. dollar attracted investors worldwide to large blue chip type investments in the United States. The global recession outside of the United States resulted in low levels of inflation and interest rates. In a sense, the U.S. was the prime beneficiary of the severe problems experienced in the rest of the world. Improving economies overseas may result in a lower concentration by global investors on "mega cap investments" in the United States. The improved global economic situation is resulting in a broadening of participation. Many medium and small oriented companies are beginning to outperform. This favorable trend should persist as the confidence in the improvement of the world economy grows. Technology related investments have dominated the investment scene in recent months. Many corporate entities are attempting to become more efficient and reduce their costs in order to remain competitive. This has resulted in an unprecedented investment in technology related areas such as telecommunications, networking, electronic commerce, and other internet related areas. This technological explosion will likely continue to be the focal point in the United States. Technology is being exported to overseas economies and will become a key economic driver in the years ahead. U.S. based companies will be major beneficiaries of these powerful investment spending trends. Our focus with the Fortis Global Growth Portfolio has been on large and mid-sized companies which participate in these various growth technology segments.

EMERGING MARKETS

The emerging regions of the world include Southeast Asia, Central Europe, and Latin America. Our exposure to these regions will remain limited due to the volatile characteristics and economic uncertainties associated with emerging market investing. Longer term, these areas present opportunities. Our focus will be on blue chip type companies domiciled in these regions. The growth prospects longer term are favorable as long as the proper economic and social reforms are implemented.

LONG TERM OUTLOOK

The longer term outlook for investing in global equities remains favorable. Global economic growth is accelerating, global inflation remains at acceptable levels, and significant corporate restructurings are taking place. The world has embraced capitalism and nations in Europe and Japan are becoming more shareholder aware each year. These are long term trends which should reward shareholders in overseas markets over time.

THANK YOU FOR YOUR INVESTMENT

We appreciate your investment in the Fortis Global Growth and Fortis International Equity Portfolios. If you have any questions, please call us or your investment professional.

Sincerely,

  /s/ Dean C. Kopperud       /s/ Lucinda S. Mezey         /s/ James S. Byrd
    Dean C. Kopperud           Lucinda S. Mezey             James S. Byrd
        President               Vice President,            Vice President
                                   Equities

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                 38.0%
Japan                         24.3%
Other                          8.1%
Cash Equivalents/Receivables   5.7%
United Kingdom                 5.6%
France                         4.5%
Finland                        3.1%
Spain                          2.6%
Germany                        2.3%
Italy                          2.0%
Sweden                         1.9%
Israel                         1.9%

TOP 10 EQUITY HOLDINGS AS OF 10/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Trend Micro, Inc. (Japan)                                        3.5%
                   2.   Orange plc (United Kingdom)                                      3.2%
                   3.   Tellabs, Inc. (United States)                                    2.9%
                   4.   DSP Communications, Inc. (United States)                         2.9%
                   5.   Nokia Oyj (Finland)                                              2.8%
                   6.   Cisco Systems, Inc. (United States)                              2.5%
                   7.   PE Corp-PE Biosystems Group (United States)                      2.2%
                   8.   Xilinx, Inc. (United States)                                     2.0%
                   9.   Cheesecake Factory, Inc. (United States)                         2.0%
                  10.   Sunkus & Associates, Inc. (Japan)                                1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year         Inception+
----------------------------------------------------------------------------------------------
Class B shares Diamond                                               +33.67%           +15.71%
Class B shares Diamond Diamond                                       +30.07%           +15.51%
Class C shares Diamond                                               +33.88%           +15.76%
Class C shares Diamond Diamond                                       +32.88%           +15.76%
Class H shares Diamond                                               +33.72%           +15.72%
Class H shares Diamond Diamond                                       +30.12%           +15.52%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed within year three or four, 2.00% if redeemed in year five, and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on
                 October 31, 1999.
              + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 MSCI WORLD INDEX***  GLOBAL GROWTH PORTFOLIO CLASS A
7/8/91                                        10,000                            9,525
91                                            10,894                           10,302
92                                            10,385                           10,945
93                                            13,259                           13,700
94                                            14,343                           14,042
95                                            15,781                           17,330
96                                            18,438                           20,218
97                                            21,618                           22,726
98                                            25,009                           22,023
99                                            31,345                           29,672
GLOBAL GROWTH PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                              1 YEAR                           5 YEAR  SINCE JULY 8, 1991@
WITH SALES CHARGE*                           +28.33%                          +15.01%              +13.97%
WITHOUT SALES CHARGE**                       +34.73%                          +16.14%              +14.64%

                         Annual period ended October 31,

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
                    @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE YEAR ENDED 10/31/99

ADDITIONS:                                                    ELIMINATIONS:
Advantest Corp.                                               3Com Corp.
Aiful Corp.                                                   Covance, Inc.
EOG Resources Inc.                                            Gartner Group, Inc. Class A
Global TeleSystems Group, Inc.                                Networks Associates, Inc.
Hikari Tsushin, Inc.                                          Novartis AG
Murata Manufacturing Co. Ltd.                                 Phoenix AG
Nintendo Co. Ltd.                                             Randstad Holdings N.V.
Sunkus & Associates, Inc.                                     Service Corp. International
Tandy Corp. (with rights)                                     Total Renal Care Holdings, Inc.
Trend Micro, Inc.                                             Wolters Kluwer N.V.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                         27.2%
Cash Equivalents/Receivables  17.1%
Other                         11.3%
United Kingdom                 7.5%
Netherlands                    6.3%
France                         6.7%
Germany                        6.0%
United States                  5.4%
Finland                        4.1%
Italy                          3.4%
Canada                         3.2%
Spain                          1.8%

TOP 10 EQUITY HOLDINGS AS OF 10/31/99

                                                                                      Percent of
Stocks                                                                                Net Assets
------------------------------------------------------------------------------------------------
                   1.   Trend Micro, Inc. (Japan)                                        4.4%
                   2.   Sonera Oyj (Finland)                                             2.2%
                   3.   Fujitsu Support and Service, Inc. (Japan)                        2.1%
                   4.   Sunkus & Associates, Inc. (Japan)                                2.0%
                   5.   Phone.com, Inc. (United States)                                  2.0%
                   6.   ARM Holdings plc (United Kingdom)                                1.9%
                   7.   Hikari Tsushin, Inc. (Japan)                                     1.8%
                   8.   Advantest Corp. (Japan)                                          1.3%
                   9.   Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)         1.3%
                  10.   Nokia Oyj ADR (Finland)                                          1.2%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                                    Since
                                                                  1 Year         Inception+
----------------------------------------------------------------------------------------------
Class B shares Diamond                                               +65.56%           +34.41%
Class B shares Diamond Diamond                                       +61.96%           +32.63%
Class C shares Diamond                                               +65.72%           +34.41%
Class C shares Diamond Diamond                                       +64.72%           +34.41%
Class H shares Diamond                                               +65.53%           +34.32%
Class H shares Diamond Diamond                                       +61.93%           +32.53%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
        Diamond  Without CDSC.
Diamond Diamond  With CDSC. Assumes redemption on October 31, 1999.
              + Since March 2, 1998 -- Date shares were first offered to the public.

FORTIS INTERNATIONAL EQUITY PORTFOLIO CLASS A
VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        MSCI EAFE INDEX***  INTERNATIONAL EQUITY PORTFOLIO CLASS A
3/2/98                                             $10,000                                  $9,525
98                                                  $9,887                                  $9,434
99                                                 $12,198                                 $15,745
INTERNATIONAL EQUITY PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                                                                             SINCE
                                                    1 YEAR                          MARCH 2, 1998@
With Sales Charge*                                 +58.97%                                 +31.32%
Without Sales Charge**                             +66.90%                                 +35.22%

                         Annual period ended October 31,
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
                    * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
                   ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
                  *** An unmanaged index of the stocks of Europe, Australia and the Far East.
                    @  Date shares were first offered to the public.

TEN LARGEST STOCK PORTFOLIO CHANGES FOR THE YEAR ENDED 10/31/99

ADDITIONS:                                                    ELIMINATIONS:
Advantest Corp.                                               Cap Gemini S.A.
Hikari Tsushin, Inc.                                          Coflexip S.A. ADR
Nippon Telegraph & Telephone Corp. ADR                        Computacenter plc
Nortel Networks Corp.                                         Electricidade de Portugal S.A.
Phone.com, Inc.                                               Endesa S.A. ADR
Sonera Oyj                                                    Glaxo Wellcome plc ADR
Sunkus & Associates, Inc.                                     HypoVereinsbank
Taiwan Semiconductor Manufacturing Co. Ltd. ADR               IHC Caland N.V.
Trend Micro, Inc.                                             Megachips Corp.
United Pan-Europe Communications N.V.                         Newbridge Networks Corp. ADR

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 1999

COMMON STOCKS-92.53%
--------------------------------------------------------------------------------

                                                                                              Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   ------------
              AUSTRALIA-0.50%
   84,000     Broken Hill Proprietary Co. Ltd. -- STEEL AND IRON..........   $  925,599    $    867,612
                                                                             -----------   ------------
              BRAZIL-0.41%
   34,000     Aracruz Celulose S.A. ADR -- FOREST PRODUCTS................      687,306         697,000
                                                                             -----------   ------------
              FINLAND-3.14%
   23,900     KCI Konecranes International plc (e) -- MACHINERY...........      563,329         615,472
   42,000     Nokia Oyj -- TELECOMMUNICATION EQUIPMENT....................      217,264       4,803,549
                                                                             -----------   ------------
                                                                                780,593       5,419,021
                                                                             -----------   ------------
              FRANCE-4.46%
    8,000     Axa -- INSURANCE............................................      923,437       1,127,620
    6,000     Dexia France -- BANKS.......................................      753,423         845,085
    4,300     Groupe Danone -- FOOD.......................................      782,321       1,096,035
    1,580     Promodes -- FOOD............................................    1,051,925       1,693,953
   27,500     Rhone-Poulenc S.A. (Warrants) (a) -- CHEMICALS..............       93,872         122,031
   32,000     Sanofi-Synthelabo S.A. (a) -- DRUGS.........................      643,048       1,410,997
   14,000     Sidel S.A. -- MACHINERY.....................................    1,089,395       1,397,963
                                                                             -----------   ------------
                                                                              5,337,421       7,693,684
                                                                             -----------   ------------
              GERMANY-1.12%
   12,500     Mannesmann AG -- MACHINERY..................................    1,192,057       1,927,455
                                                                             -----------   ------------
              HUNGARY-1.40%
   35,000     Matav Rt. ADR -- TELEPHONE SERVICES.........................      832,750       1,008,437
   70,000     MOL Magyar Olaj-es Gazipari Rt. GDR -- OIL-REFINING.........      567,000       1,409,982
                                                                             -----------   ------------
                                                                              1,399,750       2,418,419
                                                                             -----------   ------------
              ISRAEL-1.85%
   38,000     ECI Telecom Ltd. -- TELECOMMUNICATION EQUIPMENT.............      670,707       1,106,750
   43,000     Teva Pharmaceutical Industries Ltd. ADR -- DRUGS............    1,634,437       2,080,125
                                                                             -----------   ------------
                                                                              2,305,144       3,186,875
                                                                             -----------   ------------
              ITALY-2.05%
   67,000     Industrie Natuzzi S.p.A. ADR -- FURNITURE...................    1,310,726       1,222,750
   45,800     Mondadori (Arnoldo) Editore S.p.A. -- PUBLISHING............      789,308         857,380
  168,200     Telecom Italia S.p.A. -- TELEPHONE SERVICES.................    1,125,574       1,451,488
                                                                             -----------   ------------
                                                                              3,225,608       3,531,618
                                                                             -----------   ------------
              JAPAN-24.26%
   21,000     Advantest Corp. -- ELECTRONIC-SEMICONDUCTOR AND CAPACITOR...    1,430,224       3,159,256
   14,640     Aiful Corp. -- FINANCIAL SERVICES...........................      846,791       2,272,595
   73,000     Canon, Inc. ADR -- OFFICE EQUIPMENT AND SUPPLIES............    1,473,574       2,075,937
      235     East Japan Railway Co. -- RAILROAD AND RAILROAD EQUIPMENT...    1,323,944       1,438,913
  125,000     Fuji Bank Ltd. -- BANKS.....................................      760,392       1,712,821
   41,000     Fujitsu Ltd. -- ELECTRONIC-SEMICONDUCTOR AND CAPACITOR......      633,135       1,233,614
    3,000     Fujitsu Support and Service, Inc. (e) -- BUSINESS
                SERVICES..................................................       93,974         842,277
    3,200     Hikari Tsushin, Inc. -- TELECOMMUNICATIONS..................    1,312,987       2,572,633
   15,900     Murata Manufacturing Co. Ltd. -- ELECTRICAL-COMPONENTS AND
                PARTS.....................................................    1,034,725       2,041,587
   87,000     NEC Corp. -- ELECTRONIC COMPONENTS..........................    1,058,614       1,759,007
   13,400     Nintendo Co. Ltd. -- TOYS...................................    1,609,675       2,125,048
      217     Nippon Telegraph & Telephone Corp. -- TELEPHONE SERVICES....    1,832,201       3,326,945
   12,000     Orix Corp. -- LEASING.......................................    1,106,409       1,609,812
   15,000     Sony Corp. -- ELECTRONIC COMPONENTS.........................      973,223       2,337,102
   48,600     Sunkus & Associates, Inc. -- RETAIL-MISCELLANEOUS...........    2,024,338       3,353,009
   19,000     Takeda Chemical Industries Ltd. -- DRUGS....................      770,866       1,090,552
   12,600     TDK Corp. -- COMPUTER-HARDWARE..............................      995,948       1,232,714
   20,200     Tokyo Electron Ltd. -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR.................................................    1,062,208       1,676,236
   30,000     Trend Micro, Inc. -- COMPUTER-SOFTWARE......................    1,545,335       5,950,556
                                                                             -----------   ------------
                                                                             21,888,563      41,810,614
                                                                             -----------   ------------

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                              Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   ------------
              MEXICO-0.85%
   34,500     Grupo Televisa S.A. GDR (a) -- BROADCASTING.................   $1,098,100    $  1,466,250
                                                                             -----------   ------------
              NETHERLANDS-1.63%
   18,000     IHC Caland N.V. -- OIL AND GAS FIELD SERVICES...............      369,274         780,442
   60,000     VNU N.V. -- PUBLISHING......................................    1,395,594       2,027,572
                                                                             -----------   ------------
                                                                              1,764,868       2,808,014
                                                                             -----------   ------------
              NORWAY-1.31%
  103,000     Petroleum Geo-Services ADR (a) -- OIL AND GAS FIELD
                SERVICES..................................................    1,553,552       1,506,375
   70,000     Stolt Comex Seaway S.A. (a) -- OIL AND GAS FIELD SERVICES...      493,694         748,125
                                                                             -----------   ------------
                                                                              2,047,246       2,254,500
                                                                             -----------   ------------
              SOUTH KOREA-0.56%
   61,000     Korea Electric Power Corp. ADR -- UTILITIES-ELECTRIC........      816,362         960,750
                                                                             -----------   ------------
              SPAIN-2.60%
   65,000     Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS..................    1,030,404       1,339,102
   63,036     Telefonica S.A. ADR -- TELEPHONE SERVICES...................    1,381,717       3,147,860
                                                                             -----------   ------------
                                                                              2,412,121       4,486,962
                                                                             -----------   ------------
              SWEDEN-1.92%
   77,500     Ericsson (L.M.) Telephone Co. Class B
                ADR -- TELECOMMUNICATION EQUIPMENT........................      750,719       3,313,125
                                                                             -----------   ------------
              SWITZERLAND-0.87%
      124     Roche Holding AG -- DRUGS...................................      809,161       1,489,270
                                                                             -----------   ------------
              UNITED KINGDOM-5.58%
   85,200     Capita Group plc -- BUSINESS SERVICES.......................      185,211       1,131,019
   58,000     Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS, RADIO, TV,
                AUDIO.....................................................      728,446       1,026,907
   38,700     Energis plc (a) -- TELEPHONE SERVICES.......................      185,606       1,233,224
  225,000     Orange plc (a) -- TELEPHONE SERVICES........................      707,347       5,589,723
  150,000     Telewest Communications plc (with
                rights) (a) (e) -- TELECOMMUNICATIONS.....................      452,671         649,796
                                                                             -----------   ------------
                                                                              2,259,281       9,630,669
                                                                             -----------   ------------
              UNITED STATES-38.02%
    1,500     Akamai Technologies, Inc. (a) -- COMPUTER-SOFTWARE..........       39,000         217,781
   18,000     Alcoa, Inc. -- METALS-MINING AND MISCELLANEOUS..............      945,329       1,093,500
   52,000     Altera Corp. (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR.................................................      546,969       2,528,500
   11,000     Applied Materials, Inc. (a) -- ELECTRONIC-CONTROLS AND
                EQUIPMENT.................................................      616,344         987,938
   34,000     Avant! Corp. (a) -- COMPUTER-SOFTWARE.......................      549,556         437,750
   48,750     Baker Hughes, Inc. -- MACHINERY-OIL AND WELL................      934,074       1,361,953
   87,000     Bed Bath & Beyond, Inc. (a) -- RETAIL-SPECIALTY.............    1,073,371       2,898,188
   56,000     Brinker International, Inc. (a) -- RESTAURANTS AND
                FRANCHISING...............................................    1,593,112       1,305,500
   19,950     Cardinal Health, Inc. -- HEALTH CARE SERVICES...............      686,723         860,344
   14,500     Celera Genomics (a) -- BIOMEDICS, GENETICS RESEARCH AND
                DEVELOPMENT...............................................      181,790         567,312
  110,550     Cheesecake Factory, Inc. (a) -- RESTAURANTS AND
                FRANCHISING...............................................    2,212,505       3,385,594
   32,000     Chiron Corp. (a) -- MEDICAL SUPPLIES........................      922,801         914,000
   58,000     Cisco Systems, Inc. (a) -- COMPUTER-COMMUNICATION
                EQUIPMENT.................................................      156,639       4,292,000
   33,000     Citrix Systems, Inc. (a) -- COMPUTER-SOFTWARE...............    1,103,487       2,116,125
   22,000     Comcast Corp. Special Class A (a) -- BROADCASTING...........      683,173         926,750
  141,000     DSP Communications, Inc. (a) -- ELECTRONIC COMPONENTS.......    2,653,690       4,961,438
   47,000     Enron Corp. -- NATURAL GAS TRANSMISSIONS....................    1,535,425       1,877,063
   87,000     EOG Resources Inc. -- OIL-CRUDE PETROLEUM AND GAS...........    2,029,723       1,810,688
   76,000     Global TeleSystems Group, Inc. (a) -- TELECOMMUNICATIONS....    1,908,460       1,819,250
   24,000     Guidant Corp. (a) -- MEDICAL TECHNOLOGY.....................      853,892       1,185,000
   43,800     Intuit, Inc. (a) -- COMPUTER-SOFTWARE.......................      676,525       1,275,675
   19,000     MediaOne Group, Inc. (a) -- CABLE TELEVISION................      728,186       1,350,188
   26,000     Medtronic, Inc. (with rights) -- MEDICAL TECHNOLOGY.........      738,664         900,250
   13,000     Motorola, Inc. -- TELECOMMUNICATION EQUIPMENT...............      898,597       1,266,688
   71,100     Outback Steakhouse, Inc. (a) -- RESTAURANTS AND
                FRANCHISING...............................................    1,684,569       1,635,300
   58,000     PE Corp-PE Biosystems Group -- PRECISION INSTRUMENTS-TEST,
                RESEARCH..................................................    1,756,274       3,762,750
   11,682     Schlumberger Ltd. -- OIL AND GAS FIELD SERVICES.............      423,643         707,491

--------------------------------------------------------------------------------

                                                                                              Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   ------------
   15,000     StarMedia Network, Inc. -- COMPUTER-COMMUNICATION
                EQUIPMENT.................................................   $  225,000    $    431,250
   33,100     Sykes Enterprises, Inc. (a) -- BUSINESS SERVICES............      679,926       1,021,963
   53,000     Synopsys, Inc. (a) -- COMPUTER-SOFTWARE.....................    1,469,280       3,302,563
   48,000     Tandy Corp. (with rights) -- RETAIL-SPECIALTY...............    1,857,356       3,021,000
   80,000     Tellabs, Inc. (a) -- TELECOMMUNICATION EQUIPMENT............      537,810       5,060,000
   38,000     Tidewater, Inc. -- OIL AND GAS FIELD SERVICES...............    1,065,942       1,140,000
   19,000     Univision Communications, Inc.
                Class A (a) -- BROADCASTING...............................      669,000       1,616,188
   44,400     Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR.................................................      490,924       3,490,950
                                                                             -----------   ------------
                                                                             35,127,759      65,528,930
                                                                             -----------   ------------
              TOTAL COMMON STOCKS.........................................   $84,827,658   $159,490,768
                                                                             ===========   ============

PREFERRED STOCKS-1.72%
--------------------------------------------------------------------------------

                                                                                              Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   ------------
              BRAZIL - 0.50%
   11,000     Telecomunicacoes Brasileiras S.A. ADR Preferred
                 -- TELECOMMUNICATIONS....................................   $  678,256    $    856,625
                                                                             -----------   ------------
              GERMANY-1.22%
    4,900     SAP AG Preferred  -- COMPUTER-SOFTWARE......................      277,461       2,112,690
                                                                             -----------   ------------
              TOTAL PREFERRED STOCKS......................................      955,717       2,969,315
                                                                             -----------   ------------
              TOTAL LONG-TERM INVESTMENTS.................................   $85,783,375   $162,460,083
                                                                             ===========   ============

SHORT-TERM INVESTMENTS-4.47%
--------------------------------------------------------------------------------

 Principal                                                                      Market
  Amount                                                                      Value (c)
-----------                                                                  ------------
              BANKS-2.23%
$3,841,287    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.21%.....................................   $  3,841,287
                                                                             ------------
              DIVERSIFIED FINANCE-2.24%
 3,870,000    Associates Corp. Master Variable Rate Note, Current
                rate -- 5.18%.............................................      3,870,000
                                                                             ------------
              TOTAL SHORT-TERM INVESTMENTS................................      7,711,287
                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $93,494,662)(B)......   $170,171,370
                                                                             ============

 (a) Presently not paying dividend income.
 (b) At October 31, 1999, the cost of securities for federal income tax purposes was $93,513,810 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $77,616,433
Unrealized depreciation.....................................     (958,873)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $76,657,560
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date
Acquired       Shares/Par   Security                                                      Cost Basis
--------       ----------   --------                                                      ----------
1998              3,000     Fujitsu Support and Service, Inc.                              $ 93,974
1996             23,900     KCI Konecranes International plc                                563,329
1999            150,000     Telewest Communications plc (with rights)                       452,671

    The value of these securities at October 31, 1999, was $2,107,545, which represents 1.22% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

COMMON STOCKS-81.39%
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              AUSTRALIA-1.13%
    6,000     Broken Hill Proprietary Company Ltd. ADR -- MINERALS........   $  118,297    $   126,750
    2,500     World Equity Benchmark Share-Australia Index Series -- UNIT
                INVESTMENT TRUST..........................................       25,100         25,156
                                                                             ----------    -----------
                                                                                143,397        151,906
                                                                             ----------    -----------
              BRAZIL-0.46%
    3,000     Aracruz Celulose S.A. ADR -- FOREST PRODUCTS................       53,242         61,500
                                                                             ----------    -----------
              CANADA-3.17%
   11,000     Domtar, Inc. -- PAPER.......................................      101,554        132,742
    2,500     Nortel Networks Corp. -- TELECOMMUNICATION EQUIPMENT........      154,525        154,844
    6,000     Precision Drilling Corp. (a) -- OIL AND GAS FIELD
                SERVICES..................................................      139,102        139,125
                                                                             ----------    -----------
                                                                                395,181        426,711
                                                                             ----------    -----------
              DENMARK-0.68%
      700     Vestas Wind Systems A/S (a)(e) -- MACHINERY.................       28,631         91,558
                                                                             ----------    -----------
              FINLAND-4.14%
   12,000     Merita plc Class A -- BANKS.................................       69,333         69,499
    1,400     Nokia Oyj ADR -- TELECOMMUNICATION EQUIPMENT................       50,173        161,787
   10,000     Sonera Oyj -- TELECOMMUNICATIONS............................      256,619        300,089
      780     Tietoenator Oyj Abp -- BUSINESS SERVICES....................       19,768         27,055
                                                                             ----------    -----------
                                                                                395,893        558,430
                                                                             ----------    -----------
              FRANCE-6.68%
    4,500     Alcatel ADR -- TELECOMMUNICATION EQUIPMENT..................      132,864        138,094
    1,700     Axa ADR -- INSURANCE........................................      107,175        118,575
      450     Castorama Dubois Investisse -- RETAIL-MISCELLANEOUS.........       92,901        134,709
      300     Dexia France -- BANKS.......................................       37,840         42,254
    1,000     Equant N.V. (a) -- BUSINESS SERVICES........................       27,020         97,227
      600     Groupe Danone ADR -- FOOD...................................       24,411         30,750
       90     Promodes -- FOOD............................................       60,849         96,491
      800     Sanofi-Synthelabo S.A. (a) -- DRUGS.........................       22,534         35,275
      400     Sidel S.A. -- MACHINERY.....................................       31,111         39,942
    1,300     STMicroelectronics N.V. -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR.................................................       99,365        118,137
      300     Suez Lyonnaise des Eaux S.A. -- UTILITIES-WATER AND SEWER...       45,929         48,403
                                                                             ----------    -----------
                                                                                681,999        899,857
                                                                             ----------    -----------
              GERMANY-5.40%
      400     Allianz AG -- INSURANCE.....................................      122,907        121,928
    1,300     BASF AG ADR -- CHEMICALS....................................       54,925         58,685
    1,400     Bayer AG ADR -- CHEMICALS...................................       57,750         57,240
      120     Celanese AG (a) -- CHEMICALS................................        1,738          1,867
    1,200     Deutsche Bank AG -- BANKS...................................       77,231         85,480
    1,700     Deutsche Telekom AG -- TELECOMMUNICATIONS...................       69,641         78,354
    3,000     Epcos AG (a) -- ELECTRICAL-COMPONENTS AND PARTS.............      101,472        122,348
    1,200     Hoechst AG ADR -- CHEMICALS.................................       48,574         53,100
      500     Mannesmann AG -- MACHINERY..................................       44,608         77,098
      800     Siemens AG -- ELECTRONIC-CONTROLS AND EQUIPMENT.............       58,901         71,475
                                                                             ----------    -----------
                                                                                637,747        727,575
                                                                             ----------    -----------
              HONG KONG-0.36%
    4,000     World Equity Benchmark Share-Hong Kong Index Series -- UNIT
                INVESTMENT TRUST..........................................       40,410         48,000
                                                                             ----------    -----------
              HUNGARY-0.43%
    2,000     Matav Rt. ADR -- TELEPHONE SERVICES.........................       53,325         57,625
                                                                             ----------    -----------
              IRELAND-0.93%
   30,000     Eircom plc (a) -- TELECOMMUNICATIONS........................      119,890        125,028
                                                                             ----------    -----------
              ISRAEL-0.36%
    1,000     Teva Pharmaceutical Industries Ltd. ADR -- DRUGS............       39,550         48,375
                                                                             ----------    -----------

--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              ITALY-3.42%
    1,600     Bipop S.p.A. (a) -- FINANCIAL SERVICES......................   $   75,559    $    67,691
   16,000     Bulgari S.p.A. -- RETAIL-SPECIALTY..........................      118,561        112,678
    8,000     Italcementi S.p.A. -- BUILDING MATERIALS....................      107,068        100,990
    7,500     Mondadori (Arnoldo) Editore S.p.A. -- PUBLISHING............      119,716        140,401
    4,500     Telecom Italia S.p.A. -- TELEPHONE SERVICES.................       32,617         38,833
                                                                             ----------    -----------
                                                                                453,521        460,593
                                                                             ----------    -----------
              JAPAN-27.22%
    1,200     Advantest Corp. -- ELECTRONIC-SEMICONDUCTOR AND CAPACITOR...      135,227        180,529
      960     Aiful Corp. -- FINANCIAL SERVICES...........................       55,364        149,023
    6,000     Bank of Tokyo-Mitsubishi Ltd. -- BANKS......................       84,515         99,348
    2,000     Canon, Inc. ADR -- OFFICE EQUIPMENT AND SUPPLIES............       43,625         56,875
       15     East Japan Railway Co. -- RAILROAD AND RAILROAD EQUIPMENT...       84,507         91,846
    4,000     Fuji Bank Ltd. -- BANKS.....................................       24,353         54,810
    3,000     Fujitsu Ltd. -- ELECTRONIC-SEMICONDUCTOR AND CAPACITOR......       46,284         90,264
    1,000     Fujitsu Support and Service, Inc. (e) -- BUSINESS
                SERVICES..................................................       31,414        280,759
      300     Hikari Tsushin, Inc. -- TELECOMMUNICATIONS..................      123,114        241,184
      800     Honda Motor Co. Ltd. ADR -- AUTOMOBILE MANUFACTURERS........       56,400         67,300
    1,000     Internet Initiative Japan, Inc. ADR (a) -- BUSINESS
                SERVICES..................................................       23,000         53,750
      450     Matsushita Electric Industrial Co. Ltd.
                ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT..................       88,974         95,316
    1,100     Murata Manufacturing Co. Ltd. -- ELECTRICAL-COMPONENTS AND
                PARTS.....................................................       71,585        141,242
    6,000     NEC Corp. -- ELECTRONIC COMPONENTS..........................       73,573        121,311
      600     Nintendo Co. Ltd. -- TOYS...................................       72,232         95,151
    2,024     Nippon Telegraph & Telephone Corp. ADR -- TELECOMMUNICATION
                EQUIPMENT.................................................      120,665        156,607
    1,000     Orix Corp. -- LEASING.......................................       92,193        134,151
    3,000     Shin-Etsu Chemical Co. Ltd. -- CHEMICALS....................      108,455        123,611
      800     Sony Corp. ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT.........       90,565        127,800
    4,000     Sunkus & Associates, Inc. -- RETAIL-MISCELLANEOUS...........      157,289        275,968
    1,000     Takeda Chemical Industries Ltd. -- DRUGS....................       40,577         57,397
      500     TDK Corp. -- COMPUTER-HARDWARE..............................       39,723         48,917
    1,800     Tokyo Electron Ltd. -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR.................................................       71,955        149,368
    3,000     Trend Micro, Inc. -- COMPUTER-SOFTWARE......................      154,255        595,056
    2,500     World Equity Benchmark Share-Japan Index Series -- UNIT
                INVESTMENT TRUST..........................................       25,725         37,187
    2,000     Yamada Denki Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS, RADIO,
                TV, AUDIO.................................................       45,274        142,392
                                                                             ----------    -----------
                                                                              1,960,843      3,667,162
                                                                             ----------    -----------
              MEXICO-1.24%
   27,000     Cifra S.A. de C.V. (a) -- RETAIL-GROCERY....................       39,705         39,242
    3,000     Grupo Televisa S.A. GDR (a) -- BROADCASTING.................      116,205        127,500
                                                                             ----------    -----------
                                                                                155,910        166,742
                                                                             ----------    -----------
              NETHERLANDS-6.28%
    2,000     ASM Lithography Holding N.V. (a) -- BUSINESS SERVICES.......      128,362        145,250
    1,000     Getronics N.V. -- BUSINESS SERVICES.........................       40,838         49,822
      900     ING Groep N.V. -- INSURANCE.................................       43,099         53,051
    1,052     Koninklijke Philips Electronics N.V. ADR -- ELECTRONIC
                COMPONENTS................................................       91,773        109,342
    2,500     Pakhoed Holding N.V. -- TRANSPORTATION......................       59,811         69,767
    2,300     Royal Dutch Petroleum Co. NY Shares -- OIL-CRUDE PETROLEUM
                AND GAS...................................................      131,580        137,856
    2,000     United Pan-Europe Communications
                N.V. (a) -- TELECOMMUNICATIONS............................       65,540        153,671
    7,000     Versatel Telecom International N.V. (a) -- TELEPHONE
                SERVICES..................................................       73,794         86,821
    1,200     VNU N.V. -- PUBLISHING......................................       36,628         40,551
                                                                             ----------    -----------
                                                                                671,425        846,131
                                                                             ----------    -----------
              RUSSIA-0.25%
    2,000     Vimpel-Communications ADR (a) -- TELEPHONE SERVICES.........       29,995         33,750
                                                                             ----------    -----------
              SINGAPORE-0.21%
    3,500     World Equity Benchmark Share-Singapore Index Series -- UNIT
                INVESTMENT TRUST..........................................       22,890         28,437
                                                                             ----------    -----------

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 1999

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              SOUTH KOREA-0.51%
    4,400     Korea Electric Power Corp. ADR -- UTILITIES-ELECTRIC........   $   60,915    $    69,300
                                                                             ----------    -----------
              SPAIN-1.81%
    2,200     Argentaria S.A. -- BANKS....................................       44,427         48,792
    1,000     Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS..................       20,479         20,602
    4,000     Repsol S.A. ADR -- OIL-CRUDE PETROLEUM AND GAS..............       74,144         82,000
    1,854     Telefonica S.A. ADR -- TELEPHONE SERVICES...................       73,671         92,584
                                                                             ----------    -----------
                                                                                212,721        243,978
                                                                             ----------    -----------
              SWEDEN-1.11%
    3,500     Ericsson (L.M.) Telephone Co. Class B
                ADR -- TELECOMMUNICATION EQUIPMENT........................      105,375        149,625
                                                                             ----------    -----------
              SWITZERLAND-1.36%
        8     Roche Holding AG -- DRUGS...................................       94,611         96,082
      300     UBS AG -- BANKS.............................................       88,662         87,320
                                                                             ----------    -----------
                                                                                183,273        183,402
                                                                             ----------    -----------
              TAIWAN-1.28%
    5,000     Taiwan Semiconductor Manufacturing Co. Ltd.
                ADR (a) -- ELECTRONIC-SEMICONDUCTOR AND CAPACITOR.........      134,603        173,125
                                                                             ----------    -----------
              UNITED KINGDOM-7.52%
    9,200     ARM Holdings plc (a) -- ELECTRONIC-SEMICONDUCTOR AND
                CAPACITOR.................................................       22,333        260,864
      604     BP Amoco plc ADR -- OIL-CRUDE PETROLEUM AND GAS.............       23,205         34,881
      800     British Telecommunications plc ADR -- TELEPHONE SERVICES....      139,960        144,000
    2,000     Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS, RADIO, TV,
                AUDIO.....................................................       25,129         35,411
    6,000     HSBC Holdings plc -- BANKS..................................       71,679         72,012
    2,800     Lloyds TSB Group plc -- BANKS...............................       37,203         38,640
    2,600     National Westminster Bank plc -- BANKS......................       52,090         58,619
    1,500     Pearson plc -- PUBLISHING...................................       20,729         33,450
    6,600     Scottish and Southern Energy plc -- UTILITIES-ELECTRIC......       65,184         62,218
   15,000     Telewest Communications plc (with
                rights) (a) (e) -- TELECOMMUNICATIONS.....................       45,300         64,980
    6,932     Unilever plc -- CONSUMER GOODS..............................       64,385         64,212
    3,000     Vodafone AirTouch plc ADR -- TELEPHONE SERVICES.............       96,033        143,813
                                                                             ----------    -----------
                                                                                663,230      1,013,100
                                                                             ----------    -----------
              UNITED STATES-5.44%
      900     Comverse Technology, Inc. (a) -- COMPUTER-SOFTWARE..........       59,963        102,150
    3,000     Enron Corp. -- NATURAL GAS TRANSMISSIONS....................       90,671        119,813
    6,000     Global TeleSystems Group, Inc. (a) -- TELECOMMUNICATIONS....      118,408        143,625
    1,300     Phone.com, Inc. (a) -- COMPUTER-SOFTWARE....................       20,800        267,150
    3,500     StarMedia Network, Inc. -- COMPUTER-COMMUNICATION
                EQUIPMENT.................................................       52,500        100,625
                                                                             ----------    -----------
                                                                                342,342        733,363
                                                                             ----------    -----------
              TOTAL COMMON STOCKS.........................................   $7,586,308    $10,965,273
                                                                             ==========    ===========

PREFERRED STOCKS-1.47%
--------------------------------------------------------------------------------

                                                                                             Market
  Shares                                                                      Cost (b)      Value (c)
-----------                                                                  -----------   -----------
              BRAZIL-0.83%
   7,000      Petroleo Brasileiro S.A. ADR Preferred  -- OIL-CRUDE
                PETROLEUM AND GAS.........................................   $  102,625    $   111,883
                                                                             ----------    -----------
              GERMANY-0.64%
     200      SAP AG Preferred  -- COMPUTER-SOFTWARE......................       81,231         86,232
                                                                             ----------    -----------
              TOTAL PREFERRED STOCKS......................................      183,856        198,115
                                                                             ----------    -----------
              TOTAL LONG-TERM INVESTMENTS.................................   $7,770,164    $11,163,388
                                                                             ==========    ===========

SHORT-TERM INVESTMENTS-18.73%
--------------------------------------------------------------------------------

 Principal                                                                     Market
  Amount                                                                      Value (c)
-----------                                                                  -----------
              BANKS-3.91%
$  525,970    U.S. Bank N.A. Money Market Variable Rate Time Deposit,
                Current rate -- 5.21%.....................................   $   525,970
                                                                             -----------
              U.S. GOVERNMENT AGENCY-11.11%
   500,000    Federal Home Loan Mortgage Corp., 5.24% 11-29-1999..........       497,930
 1,000,000    Federal Home Loan Mortgage Corp., 5.30% 11-5-1999...........       999,276
                                                                             -----------
                                                                               1,497,206
                                                                             -----------
              U.S. OTHER DIRECT FEDERAL OBLIGATIONS-3.70%
   500,000    Federal Farm Credit Bank, 5.35% 11-18-1999..................       498,688
                                                                             -----------
              TOTAL SHORT-TERM INVESTMENTS................................     2,521,864
                                                                             -----------
              TOTAL INVESTMENTS IN SECURITIES (COST: $10,292,028) (B).....   $13,685,252
                                                                             ===========

 (a) Presently not paying dividend income.
 (b) At October 31, 1999, the cost of securities for federal income tax purposes was $10,292,028 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $3,419,486
Unrealized depreciation.....................................     (26,262)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $3,393,224
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date
Acquired  Shares/Par   Security                                                      Cost Basis
--------  ----------   --------                                                      ----------
1998         1,000     Fujitsu Support and Service, Inc.                               31,414
1999        15,000     Telewest Communications plc (with rights)                       45,300
1998           700     Vestas Wind Systems A/S                                         28,631

    The value of these securities at October 31, 1999, was $437,297 which represents 3.25% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

October 31, 1999

--------------------------------------------------------------------------------

                                                  GLOBAL     INTERNATIONAL
                                                  GROWTH        EQUITY
                                                PORTFOLIO      PORTFOLIO
                                                ---------    -------------
ASSETS:
  Investments in securities, as detailed in
    the accompanying schedules, at market
    (cost $93,494,662; $10,292,028) (Note
    1).......................................  $170,171,370   $13,685,252
  Collateral for securities lending
    transactions (Note 1)....................    32,438,836            --
  Receivables:
    Investment securities sold...............     2,276,142       318,112
    Interest and dividends...................       178,509         8,722
    Subscriptions of capital stock...........            --        29,642
  Deferred registration costs (Note 1).......        13,670         8,722
  Deferred organization costs (Note 1).......            --        16,144
  Prepaid expenses...........................            --        10,468
                                               ------------   -----------
TOTAL ASSETS.................................   205,078,527    14,077,062
                                               ------------   -----------
LIABILITIES:
  Unrealized depreciation on forward foreign
    currency contracts-net (Note 1 and 3)....         4,063           478
  Payable upon return of securities loaned
    (Note 1).................................    32,438,836            --
  Payable for investment securities
    purchased................................        39,000       580,257
  Redemptions of capital stock...............        19,477            --
  Payable for investment advisory and
    management fees (Note 2).................       139,536        10,459
  Payable for distribution fees (Note 2).....         7,475           623
  Accounts payable and accrued expenses......        71,048        13,430
                                               ------------   -----------
TOTAL LIABILITIES............................    32,719,435       605,247
                                               ------------   -----------
NET ASSETS:
  Net proceeds of capital stock, par value
    $.01 per share-authorized 10,000,000,000;
    10,000,000,000 shares; respectively......    75,833,715     9,956,850
  Unrealized appreciation of investments in
    securities and the translation of assets
    and liabilities denominated in foreign
    currency.................................    76,675,464     3,393,423
  Accumulated net realized gain from the sale
    of investments and foreign currency
    transactions.............................    19,849,913       121,542
                                               ------------   -----------
TOTAL NET ASSETS.............................  $172,359,092   $13,471,815
                                               ------------   -----------
SHARES OUTSTANDING AND NET ASSET VALUE PER
  SHARE:
Class A shares (based on net assets of
  $130,195,214 and $10,266,995; respectively
  and 4,169,414 and 599,179 shares
  outstanding; respectively).................        $31.23        $17.14
                                               ------------   -----------
Class B shares (based on net assets of
  $14,766,030 and $959,273; respectively and
  490,065 and 56,278 shares outstanding;
  respectively)..............................        $30.13        $17.05
                                               ------------   -----------
Class C shares (based on net assets of
  $5,375,240 and $596,934; respectively and
  178,076 and 35,021 shares outstanding;
  respectively)..............................        $30.19        $17.05
                                               ------------   -----------
Class H shares (based on net assets of
  $22,022,608 and $1,648,613; respectively
  and 730,729 and 96,813 shares outstanding;
  respectively)..............................        $30.14        $17.03
                                               ------------   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

For the year ended October 31, 1999

--------------------------------------------------------------------------------

                                                  GLOBAL     INTERNATIONAL
                                                  GROWTH        EQUITY
                                                PORTFOLIO      PORTFOLIO
                                                ---------    -------------
NET INVESTMENT LOSS
  Income:
    Interest income..........................  $   413,398    $   43,161
    Dividend income (Net of foreign
     witholding taxes of $77,781 and $6,171,
     respectively)...........................      837,445        58,577
    Fee income (Note 1)......................       33,300            --
                                               -----------    ----------
  Total income...............................    1,284,143       101,738
                                               -----------    ----------
  Expenses:
    Investment advisory and management fees
     (Note 2)................................    1,570,656        66,564
    Distribution fees (Class A) (Note 2).....      297,836        13,869
    Distribution fees (Class B) (Note 2).....      129,172         3,820
    Distribution fees (Class C) (Note 2).....       50,706         1,287
    Distribution fees (Class H) (Note 2).....      199,431         5,983
    Registration fees (Note 2)...............       41,329        48,331
    Shareholders' notices and reports........      105,400         2,600
    Legal and auditing fees..................       27,000        13,100
    Custodian fees...........................       42,500         9,300
    Directors' fees and expenses.............       21,800           630
    Amortization of organization costs (Note
     1)......................................           --         4,843
    Other....................................       11,642           323
                                               -----------    ----------
  Total expenses.............................    2,497,472       170,650
    Less waived and reimbursed expenses (Note
     2)......................................       (5,868)      (49,174)
                                               -----------    ----------
  Net expenses...............................    2,491,604       121,476
                                               -----------    ----------
NET INVESTMENT LOSS..........................   (1,207,461)      (19,738)
                                               -----------    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY (NOTE 1):
  Net realized gain (loss) from:
    Investments..............................   20,967,969       224,593
    Foreign currency transactions............       (8,000)         (692)
                                               -----------    ----------
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS......................   20,959,969       223,901
                                               -----------    ----------
  Net change in unrealized appreciation
    (depreciation) from:
    Investments..............................   27,677,283     3,367,401
    Translation of assets and liabilities
     denominated in foreign currency.........       (7,953)            9
                                               -----------    ----------
NET CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS...............................   27,669,330     3,367,410
                                               -----------    ----------
NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY...................................   48,629,299     3,591,311
                                               -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $47,421,838    $3,571,573
                                               ===========    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                   FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                               OCTOBER 31, 1999  OCTOBER 31, 1998
                                               ----------------  ----------------
OPERATIONS:
  Net investment loss........................   $   (1,207,461)    $   (965,929)
  Net realized gain on investments and
    foreign currency transactions............       20,959,969           59,734
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions....................       27,669,330       (3,486,892)
                                                --------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................       47,421,838       (4,393,087)
                                                --------------     ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (4,879,613 and 1,552,939
     shares).................................      127,633,641       36,123,386
    Class B (83,217 and 131,138 shares)......        2,157,182        3,180,889
    Class C (1,178,211 and 226,311 shares)...       31,361,408        5,083,375
    Class H (98,991 and 233,363 shares)......        2,541,509        5,638,972
  Less cost of repurchase of shares
    Class A (5,488,888 and 2,011,444
     shares).................................     (144,495,487)     (47,665,203)
    Class B (111,406 and 101,731 shares).....       (2,845,259)      (2,447,446)
    Class C (1,222,259 and 203,240 shares)...      (32,536,494)      (4,576,747)
    Class H (190,306 and 209,304 shares).....       (4,871,082)      (5,020,976)
                                                --------------     ------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS...............................      (21,054,582)      (9,683,750)
                                                --------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......       26,367,256      (14,076,837)
                                                --------------     ------------
NET ASSETS:
  Beginning of year..........................      145,991,836      160,068,673
                                                --------------     ------------
  End of year................................   $  172,359,092     $145,991,836
                                                ==============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                   FOR THE       JANUARY 27,1998
                                                  YEAR ENDED      (INCEPTION) TO
                                               OCTOBER 31, 1999  OCTOBER 31, 1998
                                               ----------------  ----------------
OPERATIONS:
  Net investment income (loss)...............     $   (19,738)      $   14,336
  Net realized gain (loss) on investments and
    foreign currency transactions............         223,901          (96,045)
  Net change in unrealized appreciation of
    investments and foreign currency
    transactions.............................       3,367,410           26,013
                                                  -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................       3,571,573          (55,696)
                                                  -----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A....................................         (32,918)              --
  Class B....................................            (483)              --
  Class C....................................            (104)              --
  Class H....................................            (977)              --
                                                  -----------       ----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........         (34,482)              --
                                                  -----------       ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (546,092 and 387,353 shares).....       7,678,118        4,043,736
    Class B (50,148 and 19,009 shares).......         726,902          211,529
    Class C (34,331 and 7,175 shares)........         516,579           71,961
    Class H (77,598 and 29,140 shares).......       1,142,843          319,091
  Proceeds from shares issued as a result of
    reinvested dividends
    Class A (2,974 and 0 shares).............          32,865               --
    Class B (43 and 0 shares)................             483               --
    Class C (9 and 0 shares).................             104               --
    Class H (88 and 0 shares)................             973               --
  Less cost of repurchase of shares
    Class A (274,307 and 62,933 shares)......      (3,733,662)        (655,273)
    Class B (7,802 and 5,120 shares).........        (117,721)         (54,231)
    Class C (2,320 and 4,174 shares).........         (29,273)         (41,910)
    Class H (6,764 and 3,249 shares).........         (87,457)         (35,237)
                                                  -----------       ----------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS...............................       6,130,754        3,859,666
                                                  -----------       ----------
TOTAL INCREASE IN NET ASSETS.................       9,667,845        3,803,970
                                                  -----------       ----------
NET ASSETS:
  Beginning of period........................       3,803,970               --
                                                  -----------       ----------
  End of period (includes undistributed net
    investment income of $0 and $32,440,
    respectively)............................     $13,471,815       $3,803,970
                                                  ===========       ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios are non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the portfolios is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The portfolios offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the date shares were first offered to the public was March 2, 1998.
   Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolios and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolios are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended October 31, 1999, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $72,124,349 and $90,323,295 for Global Growth Portfolio; and $8,353,818 and $3,667,973 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 1999, securities valued at $32,220,854 were on loan to brokers from the Global Growth Portfolio. For collateral, the Global Growth Portfolio's custodian received $32,438,836 in cash which is maintained in a separate account and invested in short term investment vehicles. Fee income from securities lending amounted to $33,300 for the year ended October 31, 1999. The risks to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios.

--------------------------------------------------------------------------------

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to reduce paid-in-capital by the following:

                                                    Undistributed
                                                         Net                         Accumulated
                                                     Investment        Paid-in-      Net Realized
                                                       Income          Capital          Gains
   ----------------------------------------------------------------------------------------------
   Global Growth Portfolio......................     $1,207,461      $(1,215,461)      $8,000
   International Equity Portfolio...............     $   21,780         $(15,446)     $(6,334)

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolios to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs are being amortized over 60 months on a straight line basis.

   ILLIQUID SECURITIES: At October 31, 1999, investments in securities for the funds included issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. The aggregate values of such securities at October 31, 1999, were $2,107,545 for Global Growth and $437,297 for International Equity which represents 1.22% and 3.25% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including the Global Growth Portfolio and International Equity Portfolio have a revolving credit agreement with Norwest Bank Minnesota N.A., whereby the portfolios are permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the portfolios to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers option of: 1) the Prime Index; 2) the Federal Funds rate plus a Margin of 37.5 basis points, or;
   3) the Libor rate plus a "Margin" of 37.5 basis points. The Prime index is defined as the higher of: A) the rate that Norwest Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each portfolio pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The Global Growth and International Equity Portfolios had no borrowings during the year ended October 31, 1999.

   OTHER: At October 31, 1999 Fortis Advisors, Inc. owned 210,804 shares of the International Equity Portfolio.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolios. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the portfolios.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the portfolios) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the funds' shares) aggregating $271,495 and $81,717 for Class A, $35,915 and $1,467 for Class B, $1,484 and $80 for Class C, and $71,045 and $1,651 for Class H for the Global Growth and International Equity Portfolios, respectively, for the year ended October 31, 1999.

   Advisers has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the year ended October 31, 1999, Advisers waived $5,868 for Class C shares.

   Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing March 2, 1998 to 1.70% of average daily net assets for Class A, and 2.45% for Classes B, C and
   H. For the year ended October 31, 1999, Advisers reimbursed the portfolio $49,174.

   Legal fees and expenses aggregating $7,000 and $200 for the Global Growth and International Equity portfolios, respectively, for the year ended
   October 31, 1999, were paid to a law firm of which the secretary of the portfolios is a partner.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

3. FORWARD FOREIGN CURRENCY CONTRACTS: At October 31, 1999, the portfolios entered into forward foreign currency exchange contracts that obligated the portfolios to receive currencies at a specified future date. The unrealized depreciation of $4,063 and $478 for Global Growth and International Equity Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

    GLOBAL GROWTH PORTFOLIO
    ----------------------------------------------------------------------------------------------------------------------------
                            Currency          U.S. Dollar Value          Currency         U.S. Dollar Value       Appreciation/
       Settle Date       To Be Delivered    As Of October 31, 1999    To Be Received    As Of October 31, 1999    (Depreciation)
    ----------------------------------------------------------------------------------------------------------------------------
    November 2, 1999         343,428        $             360,978        359,569        $             359,569        $(1,409)
                              Euro                                      U.S.Dollar
    November 3, 1999         415,720                      436,963        435,259                      435,259        (1,704)
                              Euro                                      U.S.Dollar
    November 5, 1999         237,557                      249,696        248,746                      248,746         (950)
                              Euro                                      U.S.Dollar
                                            ---------------------                       ---------------------     --------------
                                            $           1,047,637                       $           1,043,574        $(4,063)
                                            ---------------------                       ---------------------     --------------

    INTERNATIONAL EQUITY PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------------------
                            Currency          U.S. Dollar Value          Currency          U.S. Dollar Value       Appreciation/
       Settle Date       To Be Delivered    As Of October 31, 1999    To Be Received     As Of October 31, 1999    (Depreciation)
    -----------------------------------------------------------------------------------------------------------------------------
    November 2, 1999         40,403         $              42,468         42,343         $              42,343         $(125)
                              Euro                                      U.S. Dollar
    November 3, 1999         69,436                        72,984         72,721                        72,721         (263)
                              Euro                                      U.S. Dollar
    November 3, 1999         33,759                        33,759         49,625                        33,738          (21)
                           U.S. Dollar                                Canadian Dollar
    November 5, 1999         23,756                        24,970         24,901                        24,901          (69)
                              Euro                                      U.S. Dollar
                                            ---------------------                        ---------------------     --------------
                                            $             174,181                        $             173,703         $(478)
                                            ---------------------                        ---------------------     --------------

--------------------------------------------------------------------------------
4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the portfolios was as follows:

                                                                 Class A
                                           ---------------------------------------------------
                                                         Year Ended October 31,
                                           ---------------------------------------------------
GLOBAL GROWTH PORTFOLIO                      1999       1998       1997       1996      1995
----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  23.18   $  23.92   $  21.28   $  18.24   $ 14.78
                                           --------   --------   --------   --------   -------
Operations:
  Investment loss - net.................       (.17)      (.12)      (.07)      (.06)     (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       8.22       (.62)      2.71       3.10      3.55
                                           --------   --------   --------   --------   -------
Total from operations...................       8.05       (.74)      2.64       3.04      3.46
                                           --------   --------   --------   --------   -------
Net asset value, end of year............   $  31.23   $  23.18   $  23.92   $  21.28   $ 18.24
                                           --------   --------   --------   --------   -------
Total return @..........................      34.73%     (3.09%)    12.41%     16.67%    23.41%
Net assets end of year (000s omitted)...   $130,195   $110,772   $125,268   $107,607   $68,302
Ratio of expenses to average daily net
  assets................................       1.41%      1.42%      1.44%      1.51%     1.73%
Ratio of net investment income to
  average daily net assets..............       (.60%)     (.44%)     (.29%)     (.33%)    (.55%)
Portfolio turnover rate.................         49%        29%        30%        18%       27%

--------------------------------------------------------------------------------

                                                              Class B
                                           ---------------------------------------------
                                                      Year Ended October 31,
                                           ---------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1999      1998      1997      1996    1995+
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 22.54   $ 23.42   $ 20.98   $18.12   $14.60
                                           -------   -------   -------   ------   ------
Operations:
  Investment loss - net.................      (.63)     (.26)     (.27)    (.24)    (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      8.22      (.62)     2.71     3.10     3.61
                                           -------   -------   -------   ------   ------
Total from operations...................      7.59      (.88)     2.44     2.86     3.52
                                           -------   -------   -------   ------   ------
Net asset value, end of year............   $ 30.13   $ 22.54   $ 23.42   $20.98   $18.12
                                           -------   -------   -------   ------   ------
Total return @..........................     33.67%    (3.76%)   11.63%   15.78%   24.11%
Net assets end of year (000s omitted)...   $14,766   $11,680   $11,446   $5,735   $  991
Ratio of expenses to average daily net
  assets................................      2.16%     2.17%     2.19%    2.26%    2.48%*
Ratio of net investment income to
  average daily net assets..............     (1.35%)   (1.19%)   (1.03%)   (.99%)  (1.42%)*
Portfolio turnover rate.................        49%       29%       30%      18%      27%

                                                            Class C
                                           ------------------------------------------
                                                     Year Ended October 31,
                                           ------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1999     1998     1997     1996    1995+
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $22.55   $23.43   $21.00   $18.13   $14.60
                                           ------   ------   ------   ------   ------
Operations:
  Investment loss - net.................     (.58)    (.26)    (.28)    (.23)    (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............     8.22     (.62)    2.71     3.10     3.62
                                           ------   ------   ------   ------   ------
Total from operations...................     7.64     (.88)    2.43     2.87     3.53
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $30.19   $22.55   $23.43   $21.00   $18.13
                                           ------   ------   ------   ------   ------
Total return @..........................    33.88%   (3.76%)  11.57%   15.83%   24.18%
Net assets end of year (000s omitted)...   $5,375   $5,009   $4,664   $3,087   $  434
Ratio of expenses to average daily net
  assets................................     2.04%(A)   2.17%   2.19%   2.26%    2.48%*
Ratio of net investment income to
  average daily net assets..............    (1.23%)(A)  (1.20%)  (1.04%)   (.99%)  (1.55%)*
Portfolio turnover rate.................       49%      29%      30%      18%      27%

                                                              Class H
                                           ----------------------------------------------
                                                       Year Ended October 31,
                                           ----------------------------------------------
GLOBAL GROWTH PORTFOLIO                     1999      1998      1997      1996     1995+
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 22.54   $ 23.42   $ 20.99   $ 18.12   $14.60
                                           -------   -------   -------   -------   ------
Operations:
  Investment loss - net.................      (.62)     (.26)     (.28)     (.23)    (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      8.22      (.62)     2.71      3.10     3.61
                                           -------   -------   -------   -------   ------
Total from operations...................      7.60      (.88)     2.43      2.87     3.52
                                           -------   -------   -------   -------   ------
Net asset value, end of year............   $ 30.14   $ 22.54   $ 23.42   $ 20.99   $18.12
                                           -------   -------   -------   -------   ------
Total return @..........................     33.72%    (3.76%)   11.58%    15.84%   24.11%
Net assets end of year (000s omitted)...   $22,023   $18,531   $18,690   $10,765   $2,141
Ratio of expenses to average daily net
  assets................................      2.16%     2.17%     2.19%     2.26%    2.48%*
Ratio of net investment income to
  average daily net assets..............     (1.35%)   (1.19%)   (1.04%)   (1.02%)  (1.46%)*
Portfolio turnover rate.................        49%       29%       30%       18%      27%

*      Annualized.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
(a) Advisers has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the year ending October 31, 1999, had the waiver not been made, ratios of expenses and net investment income to average daily net assets would have been 2.16% and (1.35%) respectively, for Class C.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):

                                                 Class A
                                           -------------------
                                               Year Ended
                                               October 31,
                                           -------------------
INTERNATIONAL EQUITY PORTFOLIO               1999      1998**
--------------------------------------------------------------
Net asset value, beginning of period....   $  10.36   $  10.46
                                           --------   --------

Operations:
  Investment gain (loss) - net..........         --        .02
  Net realized and unrealized gain
    (loss) on
    investments and foreign currency
    transactions........................       6.88       (.12)
                                           --------   --------
Total from operations...................       6.88       (.10)
                                           --------   --------
Distributions to shareholders:
  From investment income - net..........       (.10)        --
                                           --------   --------
Net asset value, end of period..........   $  17.14   $  10.36
                                           --------   --------
Total return @..........................      66.90%      (.96%)
Net assets end of period (000s
  omitted)..............................   $ 10,267   $  3,362
Ratio of expenses to average daily net
  assets (a)............................       1.70%      1.70%*
Ratio of net investment income to
  average daily net assets (a)..........       (.18%)      .57%*
Portfolio turnover rate.................         62%        43%

                                                Class B
                                           -----------------
                                              Year Ended
                                              October 31,
                                           -----------------
INTERNATIONAL EQUITY PORTFOLIO              1999     1998**
------------------------------------------------------------
Net asset value, beginning of period....   $ 10.33   $ 10.45
                                           -------   -------

Operations:
  Investment gain (loss) - net..........      (.13)       --
  Net realized and unrealized gain
    (loss) on
    investments and foreign currency
    transactions........................      6.88      (.12)
                                           -------   -------
Total from operations...................      6.75      (.12)
                                           -------   -------
Distributions to shareholders:
  From investment income - net..........      (.03)       --
                                           -------   -------
Net asset value, end of period..........   $ 17.05   $ 10.33
                                           -------   -------
Total return @..........................     65.56%    (1.15%)
Net assets end of period (000s
  omitted)..............................   $   959   $   143
Ratio of expenses to average daily net
  assets (a)............................      2.45%     2.45%*
Ratio of net investment income to
  average daily net assets (a)..........      (.93%)    (.18%)*
Portfolio turnover rate.................        62%       43%

*      Annualized.
** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Classes B, C and H. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.44% and (.92%) for Class A and 3.19% and (1.67%) for Class B. For the period ended October 31, 1998, the ratios of expenses and net investment income to average daily net assets would have been 3.70% and (1.43%) for Class A and 4.45% and a (2.18%) for Class B.

--------------------------------------------------------------------------------

                                               Class C
                                           ---------------
                                             Year Ended
                                             October 31,
                                           ---------------
INTERNATIONAL EQUITY PORTFOLIO              1999    1998**
----------------------------------------------------------
Net asset value, beginning of period....   $10.32   $10.45
                                           ------   ------

Operations:
  Investment gain (loss) - net..........     (.12)    (.01)
  Net realized and unrealized gain
    (loss) on
    investments and foreign currency
    transactions........................     6.88     (.12)
                                           ------   ------
Total from operations...................     6.76     (.13)
                                           ------   ------
Distributions to shareholders:
  From investment income - net..........     (.03)      --
                                           ------   ------
Net asset value, end of period..........   $17.05   $10.32
                                           ------   ------
Total return @..........................    65.72%   (1.24%)
Net assets end of period (000s
  omitted)..............................   $  597   $   31
Ratio of expenses to average daily net
  assets (a)............................     2.45%    2.45%*
Ratio of net investment income to
  average daily net assets (a)..........     (.93%)   (.18%)*
Portfolio turnover rate.................       62%      43%

                                                Class H
                                           -----------------
                                              Year Ended
                                              October 31,
                                           -----------------
INTERNATIONAL EQUITY PORTFOLIO              1999     1998**
------------------------------------------------------------
Net asset value, beginning of period....   $ 10.32   $ 10.45
                                           -------   -------

Operations:
  Investment gain (loss) - net..........      (.14)     (.01)
  Net realized and unrealized gain
    (loss) on
    investments and foreign currency
    transactions........................      6.88      (.12)
                                           -------   -------
Total from operations...................      6.74      (.13)
                                           -------   -------
Distributions to shareholders:
  From investment income - net..........      (.03)       --
                                           -------   -------
Net asset value, end of period..........   $ 17.03   $ 10.32
                                           -------   -------
Total return @..........................     65.53%    (1.24%)
Net assets end of period (000s
  omitted)..............................   $ 1,649   $   267
Ratio of expenses to average daily net
  assets (a)............................      2.45%     2.45%*
Ratio of net investment income to
  average daily net assets (a)..........      (.93%)    (.18%)*
Portfolio turnover rate.................        62%       43%

*      Annualized.
** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.
@ These are the Funds total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Classes B, C and H. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have and 3.19% and (1.67%) for Class C and 3.19% and (1.67%) for Class
       H. For the period ended October 31, 1998, the ratios of expenses and net investment income to average daily net assets would have been 4.45% and (2.18%) for Class C, and 4.45% and (2.18)% for Class H.

--------------------------------------------------------------------------------


INTERNATIONAL EQUITY PORTFOLIO FEDERAL TAX (UNAUDITED)
Ordinary Income Per Share
Record Date                                              Class A   Class B   Class C   Class H
----------------------------------------------------------------------------------------------
December 18, 1998..............................            0.097     0.034     0.034     0.034
                                                         -------   -------   -------   -------
Total Distributions............................            0.097     0.034     0.034     0.034
                                                         -------   -------   -------   -------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Worldwide Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Global Growth Portfolio and International Equity Portfolio (portfolios within Fortis Worldwide Portfolios, Inc.) as of October 31, 1999 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, sold but not delivered and securities on loan, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Global Growth Portfolio and International Equity portfolio as of October 31, 1999 and the results of their operations , the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
December 3, 1999

DIRECTORS AND OFFICERS

DIRECTORS          Richard W. Cutting       CPA AND FINANCIAL CONSULTANT
                   Allen R. Freedman        CHAIRMAN AND CHIEF EXECUTIVE OFFICER, FORTIS, INC. MANAGING
                                              DIRECTOR OF
                                              FORTIS INTERNATIONAL, N.V.
                   Dr. Robert M. Gavin      PRESIDENT, CRANBROOK EDUCATION COMMUNITY. PRIOR TO JULY
                                              1996, PRESIDENT MACALESTER COLLEGE
                   Benjamin S. Jaffray      CHAIRMAN, SHEFFIELD GROUP, LTD.
                   Jean L. King             PRESIDENT, COMMUNI-KING
                   Dean C. Kopperud         CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                              FORTIS ADVISERS, INC. PRESIDENT AND DIRECTOR,
                                              FORTIS INVESTORS, INC. PRESIDENT - FORTIS FINANCIAL GROUP,
                                              FORTIS BENEFITS INSURANCE COMPANY AND SENIOR VICE
                                              PRESIDENT, FORTIS INSURANCE COMPANY
                   Edward M. Mahoney        PRIOR TO JANUARY 1995, CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER, FORTIS ADVISERS, INC.,
                                              FORTIS INVESTORS, INC.
                   Robb L. Prince           FINANCIAL AND EMPLOYEE BENEFIT CONSULTANT. PRIOR TO JULY
                                              1995, VICE PRESIDENT AND TREASURER, JOSTENS, INC.
                   Leonard J. Santow        PRINCIPAL, GRIGGS & SANTOW, INC.
                   Noel Schenker Shadko     MARKETING CONSULTANT. PRIOR TO MAY 1996, SENIOR VICE
                                              PRESIDENT OF MARKETING & STRATEGIC PLANNING, ROLLERBLADE,
                                              INC.
                   Joseph M. Wikler         INVESTMENT CONSULTANT AND PRIVATE INVESTOR. PRIOR TO JANUARY
                                              1994, DIRECTOR OF RESEARCH, CHIEF INVESTMENT OFFICER,
                                              PRINCIPAL, AND DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR AND           Fortis Advisers, Inc.
TRANSFER AGENT                              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER                       Fortis Investors, Inc.
                                            BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                                   U.S. Bank National Association
                                            MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                             Dorsey & Whitney LLP
                                            MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS                        KPMG LLP
                                            MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL FUNDS/PORTFOLIOS            Fortis Bond Funds              MONEY FUND
CONVENIENT ACCESS TO A BROAD                                      U.S. GOVERNMENT SECURITIES FUND
RANGE OF SECURITIES                                               TAX-FREE NATIONAL PORTFOLIO
                                                                  TAX-FREE MINNESOTA PORTFOLIO
                                                                  STRATEGIC INCOME FUND
                                                                  HIGH YIELD PORTFOLIO
                                   Fortis Stock Funds             ASSET ALLOCATION PORTFOLIO
                                                                  VALUE FUND
                                                                  GROWTH & INCOME FUND
                                                                  CAPITAL FUND
                                                                  GLOBAL GROWTH PORTFOLIO
                                                                  GROWTH FUND
                                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                                  CAPITAL APPRECIATION PORTFOLIO
FIXED AND VARIABLE ANNUITIES       Fortis Opportunity Fixed       FIXED ACCOUNT
TAX-DEFERRED INVESTING             & Variable Annuity             MONEY MARKET SUBACCOUNT
                                   Masters Variable Annuity       U.S. GOVERNMENT SECURITIES SUBACCOUNT
                                                                  DIVERSIFIED INCOME SUBACCOUNT
                                   Empower Variable               GLOBAL BOND SUBACCOUNT
                                   Annuity                        HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                   Income Preferred               ASSET ALLOCATION SUBACCOUNT
                                   Variable Annuity               VALUE SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Fortune Fixed Annuities        SINGLE PREMIUM ANNUITY
                                                                  FLEXIBLE PREMIUM ANNUITY
                                   Income Annuities               GUARANTEED FOR LIFE
                                                                  GUARANTEED FOR A SPECIFIED PERIOD
LIFE                               Wall Street Series             FIXED ACCOUNT
INSURANCE PROTECTION AND           Variable Universal Life        MONEY MARKET SUBACCOUNT
TAX-DEFERRED INVESTMENT            Insurance                      U.S. GOVERNMENT SECURITIES SUBACCOUNT
OPPORTUNITY                                                       DIVERSIFIED INCOME SUBACCOUNT
                                                                  GLOBAL BOND SUBACCOUNT
                                                                  HIGH YIELD SUBACCOUNT
                                                                  GLOBAL ASSET ALLOCATION SUBACCOUNT
                                                                  ASSET ALLOCATION SUBACCOUNT
                                                                  VALUE SUBACCOUNT
                                                                  GROWTH & INCOME SUBACCOUNT
                                                                  S&P 500 INDEX SUBACCOUNT
                                                                  BLUE CHIP STOCK SUBACCOUNT
                                                                  INTERNATIONAL STOCK SUBACCOUNT
                                                                  MID CAP STOCK SUBACCOUNT
                                                                  SMALL CAP VALUE SUBACCOUNT
                                                                  GLOBAL GROWTH SUBACCOUNT
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                                                  GROWTH STOCK SUBACCOUNT
                                                                  AGGRESSIVE GROWTH SUBACCOUNT
                                   Adaptable Life
                                   Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

             [LOGO]
             FORTIS

Solid partners, flexible solutions-SM-


--------------------------------------------------------------------------------
FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers annuities, life insurance and mutual funds through its broker/dealer Fortis Investors, Inc. We're part of Fortis, Inc., a financial services company that provides speciality insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: Steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered through
Fortis Advisors, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products offered through
Fortis Benefits Insurance Company &
Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com
--------------------------------------------------------------------------------

FORTIS FINANCIAL GROUP                                           ---------------
P.O. Box 64284                                                      Bulk Rate
St. Paul, MN 55164-0284                                           U.S. Postage
                                                                      PAID
                                                                 Permit No. 3794
Fortis international stock funds                                 Minneapolis, MN
                                                                 ---------------


[LOGO] Printed on recycled paper with
       40% preconsumer waste and 10%
       post consumer waste. Please recycle.

The Fortis brandmark and Fortis-SM- are servicemarks of Fortis (B) and Fortis (NL).

96156-C- Fortis, Inc. 12/99